EXHIBIT 99.5

Reliance Entertainment’s Vikram Vedha Bags Two Prestigious Awards at IIFA 2023 in Abu Dhabi

Mumbai, 29 May 2023: Vikram Vedha, the gripping action-thriller directed by Pushkar-Gayatri, has added two more feathers to its cap by securing top honors at the prestigious International Indian Film Academy (IIFA) Awards 2023 held on May 27th and 28th in Abu Dhabi, UAE. The film’s outstanding achievement was recognized with the awards for “Best Performance in the Leading Role Male” and “Best Background Score”.  Adding to the success, the film also garnered “Best Action” award in Filmfare Awards 2023, recently held in India.

Hrithik Roshan, one of the most versatile actors in the industry, clinched the highly coveted “Best Performance in the Leading Role Male” award for his portrayal of the enigmatic gangster, Vedha. Roshan’s charismatic and nuanced performance brought the character to life, leaving a lasting impact on audiences. His ability to effortlessly navigate the moral complexities of the role, combined with his remarkable screen presence, has earned him this well-deserved recognition.

Sam C.S. was honored with the “Best Background Score” award for his exceptional contribution to the film. Sam C.S.’s brilliant compositions resonated with the movie’s intense narrative, creating an immersive experience for the viewers. Although unable to attend the ceremony personally, the award was accepted on his behalf by the film’s director duo, Pushkar and Gayatri, who commended Sam C.S.’s exceptional talent and dedication.

1

The outstanding achievement of Vikram Vedha at the IIFA Awards and Filmfare serves as a testament to the film’s brilliance and the team’s meticulous efforts in crafting a captivating cinematic experience. As the accolades continue to pour in, it is evident that Vikram Vedha has firmly established itself as a cinematic gem that will be celebrated for years to come.

Speaking about the film’s success, Sameer Chopra, VP Marketing, Reliance Entertainment, expressed his gratitude for the overwhelming response received by Vikram Vedha. He stated, “We are very proud of Vikram Vedha. The recognition the film is receiving is truly humbling. We extend our heartfelt thanks to IIFA for recognizing our efforts and to our phenomenal cast and crew for their unwavering dedication.”

Vikram Vedha is an action-thriller written & directed by Pushkar-Gayatri. The story of Vikram Vedha is full of twists and turns, as a tough cop Vikram (Saif Ali Khan) sets out to track and chase a dreaded gangster Vedha (Hrithik Roshan). What unfolds is a cat-and-mouse chase, where Vedha - a master storyteller helps Vikram peel back layers through a series of stories leading to thought-provoking moral ambiguities.

Vikram Vedha is presented by Gulshan Kumar, T-Series and Reliance Entertainment in association with Friday Filmworks & Jio Studios and a YNOT Studios Production. The film is directed by Pushkar & Gayatri and produced by Bhushan Kumar & S. Sashikanth.  Vikram Vedha  released on the big screens globally on 30th September 2022 and is now streaming on Jio Cinemas.

———————————————————————————****————————————————————————————

Business Combination

On October 22, 2022, IMAC entered into a Stock Purchase Agreement (the “SPA”) with the Seller, and the Target Company. Pursuant to the terms of the SPA, a business combination between IMAC and the Target Company will be effected by the acquisition of 100% of the issued and outstanding share capital of the Target Company from Seller in a series of transactions.

About Reliance Entertainment

Reliance Entertainment is one of India’s largest content studios, having produced and distributed more than 400 films that have grossed over $1 billion at the global box office. As a vertically integrated media company focused on India, the fifth largest media and entertainment market globally according to FICCI & EY, Reliance has proprietary new media assets across animation and gaming, which monetize the Company’s proprietary film IP library across new media platforms. Reliance invests in film production companies and intellectual property, maintaining a rich content portfolio across multiple Indian languages and relationships for digital distribution with Netflix, Amazon, Disney+Hotstar and other platforms. Reliance films have won 29 national awards since 2008, and the Company works with some of the most prominent directors and stars in India.

www.relianceentertainment.com

FACEBOOK: @RelianceEntertainment

TWITTER: @RelianceEnt

INSTAGRAM: @reliance.entertainment

Contact: fatema.nagree@restudios.co.in  +919326606275

2

About International Media Acquisition Corp.

NASDAQ:IMAQ

IMAC is special purpose acquisition company (SPAC), incorporated under the laws of the State of Delaware, USA, on January 15, 2021. IMAC was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses.

IMAC is led by its founder, Shibasish Sarkar, a media and entertainment industry leader with more than 27 years of corporate experience handling multiple verticals across films, television, animation, gaming content and operations of digital and new media platforms.

To learn more, please visit: https://www.imac.org.in.

Forward-Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “anticipate,” “project,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity, expectations and timing related to Reliance’s business, customer growth and other business milestones, potential benefits of the proposed business combination (the “Proposed Transactions”), and expectations related to the timing of the Proposed Transactions.

These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of IMAC’s and Reliance’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of IMAC and Reliance.

These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the Proposed Transactions, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Transactions or that the approval of the stockholders of IMAC or Reliance is not obtained; failure to realize the anticipated benefits of the Proposed Transactions; risks relating to the uncertainty of the projected financial information with respect to Reliance; risks related to the Indian film, gaming, and entertainment industry, including changes in entertainment delivery formats; global economic conditions; the effects of competition on Reliance’s future business; risks related to operating results and growth rate; the business could be harmed the amount of redemption requests made by IMAC’s public stockholders; and those factors discussed in IMAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 under the heading “Risk Factors,” and the Current Report on Form 8-K filed on January 26, 2023 and other documents of IMAC filed, or to be filed, with the SEC.

3

Important Information and Where to Find It

This communication is being made in respect of the proposed merger transaction involving IMAC and Reliance. IMAC has filed a proxy statement with the SEC, and certain related documents, to be used at the meeting of stockholders to approve the proposed business combination and related matters. Investors and security holders of IMAC are urged to read the proxy statement and any amendments thereto and other relevant documents that will be filed with the SEC, carefully and in their entirety when they become available because they will contain important information about IMAC, Reliance and the business combination. The definitive proxy statement will be mailed to stockholders of IMAC as of a record date to be established for voting on the proposed business combination. Investors and security holders will also be able to obtain copies of the registration statement and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at https://www.sec.gov/. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in Solicitation

IMAC and its directors and executive officers may be deemed participants in the solicitation of proxies from IMAC’s stockholders in connection with the proposed business combination. Reliance and its directors and executive officers may also be deemed participants in such solicitation. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of IMAC’s directors and executive officers in the solicitation by reading IMAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and the proxy statement and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of IMAC’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the proxy statement related to the business combination when it becomes available.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

Investor Contact: investors@imac.org.in

4